United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K/A
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 1, 2005
(Date of earliest event reported)

Applied Signal Technology, Inc. (Exact name of registrant as specified in its charter)
California (State or other jurisdiction of incorporation or organization)	000-21236 (Commission file number)	77-0015491 (I.R.S. Employer Identification No.)
400 West California Ave., Sunnyvale, CA 94086 (Address of principal executive offices)
(408) 749-1888 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the current report on Form 8-K dated July 1, 2005 filed by Applied Signal Technology, Inc. (“Applied Signal”) on July 8, 2005 (the “Form 8-K”), to include Item 9.01(a) Financial Statements of the Business Acquired, Item 9.01(b) Pro Forma Financial Information, and Item 9.01(c), Consent of BDO Seidman LLP, with respect to our acquisition of Dynamics Technology, Inc. (“DTI”) on July 1, 2005, as described under Item 2.01 of the Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a)	Financial statements of businesses acquired
	99.1	The audited consolidated financial statements of Dynamics Technology, Inc. as of and for the year ended July 1, 2005
(b)	Pro forma financial information
	99.2	The unaudited pro forma combined financial information that gives effect to the acquisition of Dynamics Technology, Inc. by Applied Signal Technology, Inc. as of July 1, 2005
(c)	Exhibits
	99.3	Consent of BDO Seidman, LLP

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Signal Technology, Inc. (Registrant)
Date: September 14, 2005	/s/ Gary L. Yancey Gary L. Yancey, President, Chairman and Chief Executive Officer